For Immediate Release

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Investors/Media:                            Investors:
Blaine Davis                                Jonathan Neely
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Brian O’Donnell
(484) 216-6726

Arthur J. Higgins Joins Endo Board of Directors

MALVERN, PA– (December 10, 2013) -- Endo Health Solutions (NASDAQ: ENDP) today announced that Arthur J. Higgins has been appointed to its Board of Directors, effective immediately.  Endo also announced that Joseph C. Scodari, 60, will retire as a director, effective December 31, 2013.

Recognized for his strategic capabilities, Mr. Higgins has over 30 years of domestic and international pharmaceutical industry experience. He is currently a Senior Advisor to Blackstone Healthcare Partners, the dedicated healthcare team of The Blackstone Group, where he focuses on product-based healthcare acquisitions. Prior to joining Blackstone, he served as Chairman of the Board of Management of Bayer HealthCare AG and Chairman & CEO of Enzon Pharmaceuticals.

Commenting on today's announcement, Roger Kimmel, Chairman of Endo’s Board, said, “We are pleased to welcome Art Higgins to the Endo Board. Given the depth and breadth of his healthcare and pharmaceutical industry experience, we are confident that his unique insight and international perspective will be valuable resources as Endo continues its transformation into a more focused global specialty healthcare company.”

Mr. Higgins stated, “I believe that Endo has a differentiated strategy and a management team that can execute this strategy well. Endo is well-positioned to continue to offer products that make a difference in the lives of patients while generating superior growth and returns for shareholders. I am honored to join the Board of a fast-growing leader in the healthcare industry, and look forward to contributing to Endo’s momentum.”

Mr. Kimmel added, “On behalf of the Board of Directors, I would like to extend our sincere appreciation to Joe Scodari for his valuable and tireless contributions to the Board over many years and wish him the best in his future endeavors.”

Mr. Scodari stated, “It has been a pleasure to serve on the Endo Board of Directors for the past five years. I am confident that Endo has the right leadership and a clear vision in place for its next phase of growth, and I wish the company continued success.”

Biography of Arthur J. Higgins
Art Higgins, 57, has over 30 years of experience in the pharmaceutical industry. He is currently a Senior Advisor to Blackstone Healthcare Partners, the dedicated healthcare team of The Blackstone Group, where he focuses on product-based healthcare acquisitions. Prior to that, Mr. Higgins served as Chairman of the Board of Management of Bayer HealthCare AG, a developer and manufacturer of human and animal health products, and Chairman of the Bayer HealthCare Executive Committee. Prior to joining Bayer HealthCare in 2004, Mr. Higgins served as Chairman, President and Chief Executive Officer of Enzon Pharmaceuticals, Inc. from 2001 to 2004. Prior to joining Enzon Pharmaceuticals, Mr. Higgins spent 14 years with Abbott Laboratories, including serving as President of the Pharmaceutical Products Division from 1998 to 2001.

Mr. Higgins currently serves on the Boards of Ecolab, Inc. Resverlogix Corp. and Zimmer Holdings, Inc. He is a past member of the Board of Directors of the Pharmaceutical Research and Manufacturers of America (PhRMA), of the Council of the International Federation of Pharmaceutical Manufacturers and Associations (IFPMA) and President of the European

Federation of Pharmaceutical Industries and Associations (EFPIA). Mr. Higgins has a B.S. in biochemistry from Strathclyde University in Glasgow, Scotland.

About Endo:

Endo Health Solutions Inc. (Endo) is a U.S.-based specialty healthcare company with four distinct business segments that are focused on branded and generic pharmaceuticals, devices and services, each providing quality products to our customers while improving the lives of patients. Through our operating companies – AMS, Endo Pharmaceuticals, HealthTronics and Qualitest – Endo is dedicated to finding solutions for the unmet needs of patients. Learn more at www.endo.com.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

New Endo will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include the Joint Proxy Statement/Circular of Endo and Paladin Labs. Endo and Paladin Labs plan to mail their respective shareholders the Joint Proxy Statement/Circular in connection with the transactions. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/CIRCULAR AND OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENDO, PALADIN LABS, THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Circular and other documents filed with the SEC by Endo through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Circular and other documents filed by Paladin Labs on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at http://www.sedar.com. In addition, investors and shareholders will be able to obtain free copies of the Joint Proxy Statement/Circular and other documents filed by Endo with the SEC by contacting Endo Corporate Secretary or by calling (484) 216-0000, and will be able to obtain free copies of the Joint Proxy Statement/Circular and other documents filed by Paladin Labs on the SEDAR website by contacting Samira Sakhia or by calling (514) 669-5367.

Participants in the Solicitation

Paladin and Endo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Paladin Labs and

Endo in respect of the transactions contemplated by the Joint Proxy Statement/Circular. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Paladin and Endo in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Circular when it is filed with the SEC. Information regarding Paladin’s directors and executive officers is contained in Paladin’s Annual Report for the year ended December 31, 2012, filed on the SEDAR website. Information regarding Endo’s directors and executive officers is contained in Endo’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements.  These forward-looking statements may include, without limitation, statements regarding the completion of the proposed transaction and other statements that are not historical facts. Although Endo and Paladin Labs each believe its forward-looking statements are reasonable, they are subject to important risks and uncertainties. Those include, without limitation, the failure to receive, on a timely basis or otherwise, the required approvals by Endo and Paladin Labs shareholders, the Superior Court of Québec and applicable government and regulatory authorities, the terms of those approvals, the risk that a condition to closing contemplated by the arrangement agreement may not be satisfied or waived, the inability to realize expected synergies or cost savings or difficulties related to the integration of Endo and Paladin Labs operations, the ability of the combined company to retain and hired key personnel and maintain relationships with customers, suppliers or other business partners, or other adverse events, changes in applicable laws or regulations, competition from other pharmaceutical companies, and other risks disclosed in Endo and Paladin Labs’s public filings, any or all of which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. The forward-looking statements in this press release are qualified by these risk factors. As a result of these risks and uncertainties, the proposed transaction could be modified, restructured or not be completed, and actual results and events may differ materially from the results and events contemplated in these forward-looking statements and from historical results. Neither Endo nor Paladin Labs assumes any obligation to publicly update any forward-looking statements, except as may be required under applicable securities laws, or to comment on expectations of, or statements made by the other party or third parties in respect of the proposed transaction. These forward-looking statements are not guarantees of future performance, given that they involve risks and uncertainties. Investors should not assume that any lack of update to previously issued forward-looking statement constitutes a reaffirmation of that statement. Continued reliance on forward-looking statements is at investors’ own risk.
For more information regarding these and other risks and uncertainties that Endo may face, see the section entitled “Risk Factors” in Endo’s Form 10-K, Form 10-Q and Form 8-K filings with the SEC and as otherwise enumerated herein or therein.
For more information regarding these and other risks and uncertainties that Paladin may face, see the section entitled “Risks Related to Paladin Labs’s Business” in Paladin’s Information Form for

the year ended December 31, 2012 and the sections in Paladin’s Management’s Discussion and analysis entitled “Concentration of Credit Risk and Major Customers,” “Liquidity Risk,” “Foreign Exchange Risk,” “Interest Rate Risk,” and “Equity Price Risk” contained in Paladin’s Annual Report for the year ended December 31, 2012 filed on the SEDAR website.

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